SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                       PENNFIRST BANCORP, INC.

        (Exact name of registrant specified in its charter)



         PENNSYLVANIA                    0-19345                   25-1659846
         ------------                    -------                   ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification
                                                             Number)


600 Lawrence Avenue
ELLWOOD CITY, PENNSYLVANIA                                  16117
--------------------------                                  -----
(Address of principal executive offices)                    (Zip Code)




                         (412) 758-5584
                         --------------
            (Registrant's telephone number, including area code)

PennFirst Bancorp, Inc.
Form 8-K
Page 2

ITEM 5. OTHER EVENTS

     The information to be reported herein is incorporated by reference from the press release, dated March 19, 1997, filed as Exhibit 1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated March 19, 1997.

PennFirst Bancorp, Inc.
Form 8-K
Page 3

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNFIRST BANCORP, INC.
                                             (Registrant)



Date: MARCH 19, 1997               By: /S/ CHARLOTTE A. ZUSCHLAG
      --------------                   -------------------------
                                       Charlotte A. Zuschlag
                                       President & Chief Executive Officer
                                       (Principal Executive Officer)